Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

8. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Singapore

The Company is subject to corporate income tax for its business operation in Singapore. Tax on corporate income is imposed at a flat rate of 17%.

Hong Kong

Ableview Brands, Ableview Management, and Able View are incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate for the first HKD$2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019. Before that, the applicable tax rate was 16.5% for corporations in Hong Kong.

PRC

Weitong, Beijing Jingyuan, Shanghai Jingyue, Shanghai Jinglu, Shanghai Jingnan, Zhejiang Jingxiu and CSS Shanghai are subject to PRC Corporate Income Tax (“CIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%.

Beijing Jingyuan, Shanghai Jingnan, Zhejiang Jingxiu and CSS Shanghai are qualified as small and micro-sized enterprises (“SMEs”) in the year ended December 31, 2024. In accordance with the implementation rules of EIT Law, SMEs are entitled to a reduced EIT rate of 20%, 87.5% reduction of taxable income for the first RMB1,000,000 taxable income and 75% reduction of taxable income between RMB 1,000,000 and RMB 3,000,000, and no reduction for the remaining taxable income for the year ended December 31, 2022. SMEs are entitled to a reduced EIT rate of 20%, 75% reduction of taxable income for the first RMB3,000,000 taxable income, and no reduction for the remaining taxable income for the year ended December 31, 2024 and 2023.

The components of the income (loss) before income taxes are as follows:

	For the Years Ended December 31,
	2024	2023	2022
PRC subsidiaries	$(1,553,764)	$(142,834)	$(3,139,016)
Singapore subsidiary	507,046	(175,753)	—
Hong Kong and Cayman subsidiaries	(8,545,521)	12,009,485	12,511,852
	$(9,592,239)	$11,690,898	$9,372,836

For the years ended December 31, 2024, 2023 and 2022, the income tax expenses (benefits) were comprised of the following:

	For the Years Ended December 31,
	2024	2023	2022
Current income tax expense	$163,006	$3,056,398	$2,078,737
Deferred income tax benefit	(2,335,833)	(1,115,546)	(609,512)
	$(2,172,827)	$1,940,852	$1,469,225

Below is a reconciliation of the statutory tax rate to the effective tax rate:

	For the Years Ended December 31,
	2024	2023	2022
Hong Kong statutory income tax rate	16.5%	16.5%	16.5%
Effect of different income tax rates in other jurisdictions	0.1%	(0.1)%	(2.7)%
Effect of non-includable items	0.0%	3.3%	0.5%
Effect of preferential tax rates	1.3%	(0.1)%	0.5%
Effect of non-deductible expenses	(0.3)%	0.2%	(0.1)%
Effect of changes in valuation allowance	0.4%	(0.4)%	1.0%
Effect of prior year true up	4.7%	(2.7)%	0.0%
Effective tax rate	22.7%	16.7%	15.7%

Deferred tax assets and deferred tax liabilities as of December 31, 2024 and 2023 consist of the following:

	December 31, 2024	December 31, 2023
Deferred tax assets:
Net operating losses carryforwards	$3,118,872	$2,338,356
Inventory write-down	1,100,135	-
Expected credit losses against other receivables	413,672	-
Operating lease liabilities	244,588	441,462
Total deferred tax assets, gross	4,877,267	2,779,818
Less: valuation allowance	-	(30,410)
	4,877,267	2,749,408
Deferred tax liabilities
Operating lease right-of-use assets	276,990	420,137
Total deferred tax assets, net	$4,600,277	$2,329,271

Movement of valuation allowance of deferred tax assets for the years ended December 31, 2024 and 2023 were as the following:

	December 31, 2024	December 31, 2023
Opening balance	$30,410	$81,232
Addition	-	30,410
Reversal	(30,410)	(81,232)
Ending balance	$-	$30,410

Total net operating losses (NOLs) carryforwards of the Group’s subsidiary in mainland China is $9,657,252 and $7,118,117 as of December 31, 2023 and 2024, respectively. As of December 31, 2024, net operating loss carryforwards from PRC will expire in calendar years 2026 through 2029, if not utilized. The NOLs carryforwards of the Group’s subsidiary in Hong Kong are $129,911 and $8,312,910 as of December 31, 2023 and 2024, respectively, which can be carried forward without an expiration date. The NOLs carryforwards of the Group’s subsidiary in Singapore are $175,753 and nil as of December 31, 2023 and 2024, respectively, which can be carried forward without an expiration date.

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law. The Company reviews deferred tax assets for a valuation allowance based upon whether it is more likely than not that the deferred tax asset will be fully realized. In 2024, the Company assessed that it would be able to generate sufficient operating profits within the next five years and concluded that it was more likely than not that all the entities would have sufficient taxable income to realize the deferred tax assets in the future. Accordingly, no valuation allowance was provided. As of December 31, 2024 and 2023, valuation allowance of $nil and $30,410 was provided against deferred tax assets arising from net operation losses carry forwards respectively.

Uncertain tax positions

In October 2024, Able View Brands (“Brands”) received a comment letter from Hong Kong IRS regarding certain deductible expenses claimed in its annual tax return for the year of 2023. Such expenses were related to intra-group services provided to Brands by certain PRC subsidiaries. Brands sent a response letter to provide supporting evidence to Hong Kong IRS in January 2025. The Hong Kong IRS is in the process of reviewing the evidence and to determine if, and to what extent, the aforementioned expenses can be approved for tax deduction. Based on information available up to date, the Company cannot reasonably assess the outcome of Hong Kong IRS’s review result. Therefore, the financial impact of this matter, if any, cannot be reasonably estimated at present.

As of December 31, 2024, the tax years ended December 31, 2019 through 2023 for the Company’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities. The tax years ended December 7, 2022 through 2023 for the Company’s subsidiary in the Singapore is generally subject to examination by the Singapore tax authorities. The tax years ended December 31, 2018 through 2023 for the Company’s subsidiaries in Hong Kong are generally subject to examination by the Hong Kong tax authorities.